Creating Tomorrow’s Today Investor Presentation

2 FORWARD-LOOKING STATEMENTS This presentation includes "forward looking statements" relating to the announced transactions and future operations of the Company, which can be identified by the use of words such as “will,” “expect,” “poise,” “believe,” “plans,” “strategy,” “prospects,” “estimate,” “project”, “seek,” “target,” “anticipate,” “intend,” “future,” “likely,” “may,” “should,” “would,” “could,” and other words of similar meaning in connection with a discussion of future operating or financial performance or events. Forward-looking statements also may be included in other publicly available documents issued by the Company and in oral statements made by our officers and representatives from time to time. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ from those expressed in the forward looking statements. Such risks and uncertainties include, among others, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings; and future and estimated revenues, earnings, cash flow, charges, cost savings and expenditures. Additional risks and uncertainties that could cause our actual results to differ from those expressed in the forward looking statements are identified in our reports filed with the SEC, including our Quarterly Reports on Form 10-Q, our Annual Reports on Form 10-K, and our Current Reports on Form 8-K. The forward looking statements included in this presentation are made only as of the date of this presentation, and the Company does not undertake any obligation to update the forward looking statements to reflect subsequent events or circumstances. Non-GAAP Figures Management believes that the Non-GAAP financial measures (i.e. financial measures that are not computed in accordance with Generally Accepted Accounting Principles) identified by an asterisk (*) used in this presentation or in other disclosures provide important perspectives into the Company's ongoing business performance. The Company does not intend for the information to be considered in isolation or as a substitute for the related GAAP measures. Other companies may define the measures differently. Reconciliations from GAAP measures to the Non-GAAP measures are presented herein. Forward Looking Statements 2021 Investor Deck

3 Our vision is to propel our customers forward by imagining and delivering highly-engineered solutions.

4 Key Messages Q2 2021 Financial Performance (from continuing operations) Recent Highlights  Net sales from continuing operations of $182.4 million; Gross Margin of 34.0%  Earnings from continuing operations of $11.9 million, up $12.0 million over the prior year period  Adjusted EBITDA from continuing operations* of $26.9 million or 14.8%, up 480 basis points sequentially and 140 basis points year-over-year  Diluted earnings per share from continuing operations of $0.42; Adjusted diluted earnings per share* of $0.56, up 56% from prior year period  Significant sequential and year-over-year improvements in our Medical and Industrial end markets with strong order rates  Anticipating a significant ramp up in sales for our Commercial, Business and General Aviation products in the second half of the year  Improved profitability demonstrates the power of our Operations Excellence model  Strong balance sheet and significant available capacity under our revolving credit facility  Highly disciplined in our application of COVID-19 policies and procedures 2021 Investor Deck

5 Diversified Portfolio Commercial, Business & General Aviation Sales 25% of Total Actual YTD Q2 2021 Sales By End Market 52% Defense Commercial, Business & General Aviation 12% Medical 11% Industrial and Other OEM 87% Aftermarket 13% All Other 73% (Business & General Aviation) Boeing & Airbus 27% (Commercial Aviation)(direct and indirect) 25% 2021 Investor Deck Consolidated Sales

6 Meaningful Long-Term Growth Platform / End Markets Long-Term Growth Drivers Defense  Defense exposures provide stability and growth opportunities  Continue to identify new opportunities on key defense programs, such as Future Vertical Lift, the Joint Strike Fighter, Columbia Class Submarine, while extending the lives of existing programs Commercial, Business & General Aviation  Breadth of content on a wide range of fixed wing and rotary wing aircraft  Continued investment in R&D through the downturn  Positioned to capture share from the COVID-19 market recovery Medical  Increasing medical needs of the aging population  Increasing biopharma capital budgets  Strong technical advances and product development pipelines Industrials  Increasing number of robotics applications due to 5G adoption and artificial intelligence  Maintenance, replacement, and upgrade of industrial equipment Diverse End Market Exposure with Meaningful Long-Term Growth 2021 Investor Deck

7 Strategically Focused on Highly Engineered Products, Generating Higher Margins with Strong Free Cash Flow Profile Strategic Priorities Growth through Innovation Accelerate internal investments in our products, facilities, and people Operational Excellence Fully deploy operations excellence model to drive significantly improved operating and financial performance M&A and Capital Allocation Expand capabilities through accretive M&A while maintaining a disciplined approach to the return of capital to shareholders 2021 Investor Deck

8 Growth through Innovation Innovative Material Science for new engineered products: Titanium Diffusion Hardening Evolving requirements of our unmanned logistics: Next Generation Unmanned Aircraft Systems Developing Next Generation Munition Technologies: Height of Burst Sensor Designing new solutions to solve our customers’ toughest challenges Enabling Advanced Neuro Stimulation Implant Devices Micro Spring Contact Technology Collaborating with customers to create integrated solutions; Leveraging multiple technologies 2021 Investor Deck

9 Disciplined Approach to M&A Assessment Technical leadership position in the markets they serve  Exposure to high-growth end markets with global macro tailwinds  Strong margins and cash flows from highly engineered proprietary product portfolio  Attractive financial profile with meaningful synergy opportunities  Maintain existing financial discipline while ensuring appropriate returns on investments  Primary M&A Criteria Execute accretive M&A aligned with our core strategy 2021 Investor Deck

10 2020 Acquired Bal Seal Engineering Long history of portfolio reshaping to drive growth and improve margin profile Proven Track Record of Portfolio Reshaping 1945 1997 Divested Kaman Sciences 2019 Divested Kaman Distribution 1945 Kaman Aircraft Corporation founded as a Helicopter company 1950 1960 1970 2019 1970s Launched Distribution and grew business through various acquisitions 1960s Founded Kamatics and Kaman Music Formed Kaman Sciences out of Kaman Nuclear, AviDyne, Kaman Systems Centers, and SEA 1980s Entered the fuzing business 1980 1990 2000 1950s Founded Kaman Nuclear for diversification 2010 2007 Divested Kaman Music Looking Ahead Focus on our leading engineered solutions product portfolio through a combination of organic growth and M&A 2015 Expanded our engineered product offerings with the acquisitions of GRW and Extex 2021 2021 Divested U.K. Composites 2021 Investor Deck

11 Total Capital Deployed of Approximately $870 million Capital Deployment Framework Capital Deployment Priorities Moving Forward Since 2015 Return of capital to shareholders Focus on Leverage Long term leverage target of 2x – 3x Prioritizing value creating investments; high return internal investments and strategic acquisitions 2021 Investor Deck ~$500

12 Operational Excellence Focusing our attention on improving performance across these metrics 2021 Investor Deck EBITDA Margin Free Cash Flow Conversion Return on Invested Capital New Operations Excellence Model is Driving Improved Profitability

13 Self Lubricating Bearings Traditional Airframe Bearings Flexible Drive Systems High Precision Miniature Bearings Engine Aftermarket Components High Precision Seals, Springs & Contacts Products Differentiator KAron® Self Lubricating Machinable Liner Custom Design Capability Patented and Proprietary technology Proprietary design, machining, and assembly FAA Parts Manufacturing Authorization Proprietary design, machining, and assembly End Markets Aerospace, Industrial, Marine, Hydropower, Space, Aftermarket Aerospace Rotorcraft Medical, Industrial, Aerospace Aerospace Medical, Industrial, Aerospace Highly Engineered Product Offerings 2021 Investor Deck Broad Range of Premier Engineered Products Serving Diverse End Markets

14 Advanced Safe and Arm Devices $- $100 $200 $300 $400 $500 2016 2017 2018 2019 2020 LTM 2021 Sales Backlog $176 Joint Programmable Fuze Harpoon Maverick  Completed negotiation of Options 15 & 16 of USG contract in 2020  $57.3 million order received under Option 15 in 2020  $43.0 million order received under Option 16 in August 2021 to be added to backlog in the third quarter Highlight on JPF Broad Portfolio of Safe and Arm devices 0 20,000 40,000 60,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 JPF Deliveries (units) Average Safe and Arm Sales and Backlog Tomahawk SLAM-ER JASSM/LRASSM ATACMS Standard AMRAAM 2021 Investor Deck

15 K-MAX® Platform Provides Growth • Aircraft meets the diverse needs of our customers • Construction • Firefighting • Logging • Humanitarian Aid • Agricultural Pursuing the Future of Unmanned LiftStrong Support for K-MAX® Aircraft Pioneer in repetitive unmanned lift with proven track record of operations in the field Working with USMC on defining and shaping unmanned cargo lift requirements and future autonomous lift capabilities Continued progress on development of commercial UAS technology; First successful test flight of unmanned K-MAX TITANTM in first quarter of 2021 • Expanding markets - new international certifications • Four aircraft sales expected in 2021; One aircraft delivered in the first quarter • Increased service & support revenues in 2021 • Expected fleet size of 45 aircraft by end 2022 2021 Investor Deck

16 Diverse Supplier of Key Structural Components Broad Range of Programs Across Critical End Markets Steadily Improving financial performance Customer Recognition as a Leading Supplier Balanced portfolio across a broad range of platforms Expanding market opportunities on new platforms and technologies Continued Focus on Operational Excellence and Financial Performance AH-1Z Precision Details Commercial Engine OEM Blackhawk Cockpit A-10 Thunderbolt Wing Assemblies Medical Imaging Beds 2021 Investor Deck

17 Premier Global Customer Base 2021 Investor Deck

18 Our Manufacturing Footprint 12 11 13 14 109 7 8 5 4 = Low cost facility 1 3 2 6 1. Foothills Ranch, CA Seals, Springs, and Contacts 2. Colorado Springs, CO o Springs and Contacts o Measuring 3. Gilbert, AZ Aftermarket Components 4. Wichita, KS Composites Structures 5. Jacksonville, FL Assembly & Metallic Structures 6. Chihuahua, Mexico Metallic Structures 7. Bennington, VT Composites Structures 8. Orlando, FL Safe and Arm Devices 9. Middletown, CT o Safe and Arm Devices o Memory and Measuring 10. Bloomfield, CT o Air Vehicles o Self-lubricating bearings o Flexible drive shafts 11. Hochstadt, Germany Traditional airframe bearings 12. Rimpar, Germany Precision miniature bearings 13. Prachatice, Czech Republic Precision miniature bearings 14. Goa, India (Joint Venture) Composites structures

19 Questions 2021 Investor Deck

20 Non-GAAP Reconciliations 2021 Investor Deck

21 Non-GAAP Reconciliation Organic Sales Organic Sales is defined as "Net Sales" less sales derived from acquisitions completed or businesses disposed of that did not qualify for accounting as a discontinued operation during the preceding twelve months. We believe that this measure provides management and investors with a more complete understanding of underlying operating results and trends of established, ongoing operations by excluding the effect of acquisitions, which can obscure underlying trends. We also believe that presenting Organic Sales enables a more direct comparison to other businesses and companies in similar industries. Management recognizes that the term "Organic Sales" may be interpreted differently by other companies and under different circumstances. No other adjustments were made during the three-month fiscal periods ended July 2, 2021 and July 3, 2020, respectively. Adjusted EBITDA from Continuing Operations Adjusted EBITDA from continuing operations is defined as earnings from continuing operations before interest, taxes, other expense (income), net, depreciation and amortization and certain items that are not indicative of the operating performance of the Company's for the period presented. Adjusted EBITDA from continuing operations differs from earnings from continuing operations, as calculated in accordance with GAAP, in that it excludes interest expense, net, income tax expense, depreciation and amortization, other expense (income), net, non-service pension and post retirement benefit expense (income), and certain items that are not indicative of the operating performance of the Company for the period presented. We have made numerous investments in our business, such as acquisitions and capital expenditures, including facility improvements, new machinery and equipment, improvements to our information technology infrastructure and ERP systems, which we have adjusted for in Adjusted EBITDA from continuing operations. Adjusted EBITDA from continuing operations also does not give effect to cash used for debt service requirements and thus does not reflect funds available for distributions, reinvestments or other discretionary uses. Management believes Adjusted EBITDA from continuing operations provides an additional perspective on the operating results of the organization and its earnings capacity and helps improve the comparability of our results between periods because it provides a view of our operations that excludes items that management believes are not reflective of operating performance, such as items traditionally removed from net earnings in the calculation of EBITDA as well as Other expense (income), net and certain items that are not indicative of the operating performance of the Company for the period presented. Adjusted EBITDA from continuing operations is not presented as an alternative measure of operating performance, as determined in accordance with GAAP. No other adjustments were made during the three-month and six-month fiscal periods ended July 2, 2021 and July 3, 2020. Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations are defined as GAAP "Earnings from Continuing Operations" and "Diluted earnings per share from continuing operations", less items that are not indicative of the operating performance of the business for the periods presented. These items are included in the reconciliation below. Management uses Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations to evaluate performance period over period, to analyze the underlying trends in our business and to assess its performance relative to its competitors. We believe that this information is useful for investors and financial institutions seeking to analyze and compare companies on the basis of operating performance. The following table illustrates the calculation of Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations using “Earnings from Continuing Operations” and “Diluted earnings per share from continuing operations” from the “Consolidated Statements of Operations” included in the Company's Form 10- Q filed with the Securities and Exchange Commission on August 5, 2021. Adjusted Free Cash Flow from continuing operations - Adjusted Free Cash Flow from continuing operations is defined as GAAP “Net cash provided by (used in) operating activities from continuing operations” in a period less “Expenditures for property, plant & equipment” in the same period and any adjustments that are representative of the Company's cash generation or usage in the period. For 2021 we will adjusted free cash flow to remove the cash payment made to Bal Seal employees under the retention plan established by the former owners of Bal Seal. Management believes Free Cash Flow from continuing operations and Adjusted Free Cash Flow provides an important perspective on our ability to generate cash from our business operations and, as such, that it is an important financial measure for use in evaluating the Company's financial performance. Free Cash Flow from continuing operations and Adjusted Free Cash Flow should not be viewed as representing the residual cash flow available for discretionary expenditures such as dividends to shareholders or acquisitions, as it may exclude certain mandatory expenditures such as repayment of maturing debt and other contractual obligations. Management uses Free Cash Flow from continuing operations and Adjusted Free Cash Flow internally to assess overall liquidity. Adjusted Free Cash Flow 2021 Investor Deck

22 Non-GAAP Reconciliation For the Three Months Ended For the Six Months Ended July 2, July 3, July 2, July 3, (in thousands) 2021 2020 2021 2020 Net Sales From Continuing Operations $182,394 $177,890 $354,010 $385,212 Earnings (loss) from continuing operations, net of tax $11,856 $(100) $19,840 $(507) Interest Expense, net 4,335 5,808 8,586 9,055 Income Tax Expense (benefit) 5,502 (1,258) 5,709 (1,701) Non-service pension and Post-Retirement Expense (6,577) (4,062) (13,220) (8,125) Other expense, net 158 (108) 447 110 Depreciation and Amortization 9,182 10,305 18,391 19,814 Other Adjustments Restructuring and severance costs 1,516 4,484 2,868 6,279 Cost associated with corporate development activities 415 679 415 2,466 Bal Seal acquisition costs - (36) - 8,447 Expenses associated with Bal Seal purchase accounting - 6,882 - 13,762 Transition service agreement cost, net of transition service agreement income 557 1,323 787 2,489 Reversal of prior year accruals in current period - - - (1,475) Loss (gain) on sale of UK business - - 234 (493) Adjusted EBITDA from Continuing Operations $26,944 $23,917 $44,057 $50,121 Adjusted EBITDA Margin 14.8% 13.4% 12.4% 13.0% For the Three Months Ended For the Six Months Ended July 2, July 3, July 2, July 3, (in thousands) 2021 2020 2021 2020 Net Sales From Continuing Operations $182,394 $177,890 $354,010 $385,212 Acquisition Sales - - - - Sales of Disposed Business - 4,812 1,704 13,298 Organic Sales $182,394 $173,078 $352,306 $371,914 $ Change 9,316 (19,608) % Change 5.4% (5.3)% Organic Sales Adjusted EBITDA from Continuing Operations 2021 Investor Deck

23 Non-GAAP Reconciliation For the Three Months Ended July 2, 2021 Adjustments to Tax Effect of Adjustments to Calculation of Net Earnings, Adjustments to Net Earnings, Adjusted Diluted (in thousands, expect per share amounts) Pre Tax Net Earnings Net of Tax Earnings Per Share Net loss from continuing operations $ 11,856 $ 0.42 Adjustments Restructuring and severance costs 1,516 322 1,194 0.04 Costs associated with corporate development activities 415 88 327 0.01 Transition service agreement cost, net of transition service agreement income 557 118 439 0.02 Tax benefit on sale of UK operations 1,799 - 1,799 0.07 Adjusted earnings from continuing operations $ 15,615 $0.56 Weighted Average Shares Outstanding – Diluted 27,913 Adjusted Earnings from Continuing Operations and Adjusted Diluted Earnings Per Share from Continuing Operations 2021 Investor Deck Adjusted Free Cash Flow from Continuing Operations For the Six Months Ended For the Three Months Ended For the Three Months Ended July 2, April 2, July 2, (in thousands) 2021 2021 2021 Net cash used in operating activities from continuing operations $(14,723) $(2,415) $(12,308) Expenditures for property, plant and equipment (8,102) (4,678) (3,424) Cash paid for acquired retention plans 25,108 25,108 - Adjusted free cash flow from continuing operations $2,283 $18,015 $(15,732)